                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  MAY 2, 1994


                               CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                1-8323            06-1059331
         --------                ------            ----------
(State or other jurisdiction    (Commission      (IRS Employer
    of incorporation)           File Number)     Identification No.)



       ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
               PHILADELPHIA, PENNSYLVANIA          19192-1550
       ------------------------------------------------------
        (Address of principal executive offices)  (Zip Code)



               Registrant's telephone number, including area code


                                 (215) 761-1000
                                 --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On May 2, 1994, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) The exhibit accompanying this report is listed in the Index to Exhibits below.





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CIGNA CORPORATION


Date: May 2, 1994                 By: /s/ Gary A. Swords
                                      ---------------------------
                                      Gary A. Swords
                                      Vice President and
                                      Chief Accounting Officer





                               Index to Exhibits

                                                        Method of
Number                 Description                      Filing
- - ------                 -----------                      --------
20                     CIGNA Corporation                Filed herewith.
                       news release dated
                       May 2, 1994





                                      -2-